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                                  EXHIBIT 23


                       CONSENT OF KPMG PEAT MARWICK LLP





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                             ACCOUNTANTS' CONSENT
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The Board of Directors
Compass Bancshares, Inc.:


We consent to the use of our report incorporated herein by reference.



                                       /s/ KPMG PEAT MARWICK LLP



Birmingham, Alabama
November 19, 1998